EXHIBIT 99.1

13-CI-00452
JEFFERSON CIRCUIT COURT
DIVISION FOUR (4)
HON. CHARLES L. CUNNINGHAM, JR.

STEPHEN J. DANNIS, et al.,	PLAINTIFFS

PRELIMINARY APPROVAL ORDER

J. D. NICHOLS, et al.	DEFENDANTS

Plaintiffs (“Plaintiffs”), by Plaintiffs’ Counsel and Defendants, NTS Realty Holdings Limited Partnership, NTS Realty Capital, Inc., J. D. Nichols, Brian Lavin, NTS Merger Parent, LLC, Mark Anderson, John Daly, Sr. and John Lenihan (collectively, “Defendants,” and together with Plaintiffs, the “Parties”) having applied pursuant to Kentucky Rule of Civil Procedure 23 for an order approving the proposed settlement of the above-captioned class action (the “Action”) and determining certain matters in connection with the proposed settlement of the Action (the “Settlement”) and for dismissal of the Action with prejudice, in accordance with the terms and conditions of the Stipulation and Agreement of Compromise, Settlement and Release entered into by the Parties and dated February 4th , 2014 (the “Stipulation”).

Now, upon consent of the Parties after review and consideration of the Stipulation and the Exhibits annexed thereto filed in the Jefferson Circuit Court, Division Four (4), the Honorable Charles L. Cunningham presiding (the “Court”) and after due deliberation:

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this 5th day of February, 2014 that:

1.  For settlement purposes only, and pending the Final Settlement Hearing (defined below), the Action is temporarily certified as a non-opt out class pursuant to Kentucky Rule of Civil Procedure 23, composed of any and all record holders and beneficial owners of NTS

Partnership units, and any holder of any current or former right, upon due surrender of any equity or interest in a predecessor partnership that was merged with and into NTS and delivery of related documentation in connection with such surrender, to exchange such equity or interest for NTS Partnership units, other than the Excluded Unitholders (as that term is defined in the Stipulation), their respective successors in interest, successors, predecessors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them together with their predecessors and successors and assigns, who held units of NTS at any time between December 28, 2012 and [the date of Final Approval] (the “Class”).

2.  A final settlement hearing (the “Final Settlement Hearing”) shall be held on April 24, 2014 at 1:00 p.m. to:

a.  determine whether the preliminary class action certification herein should be made final;

b.  determine whether the Settlement should be approved by the Court as fair, reasonable, adequate and in the best interests of the Class;

c.  determine whether an Order and Final Judgment should be entered pursuant to the Stipulation;

d.  consider Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses and an incentive award to Plaintiffs;

e.  rule on such other matters as the Court may deem appropriate.

3.  The Court reserves the right to adjourn the Final Settlement Hearing or any adjournment thereof, including the consideration of the application for attorneys’ fees and reimbursement of legal expenses and an incentive award to Plaintiffs, without further notice of any kind other than oral announcement at the Final Settlement Hearing or any adjournment thereof.

4.  The Court reserves the right to approve the Settlement at or after the Final Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to the Class.

5.  Within thirty (30) days after the date of this Order, NTS shall cause a notice of the Final Settlement Hearing, in substantially the form annexed as Exhibit B to the Stipulation (the “Notice”) to be mailed to all unitholders of record that are members of the Class at their last known address appearing in the transfer records maintained by or on behalf of NTS.  All unitholders of record in the Class who were not also the beneficial owners of the units of NTS held by them of record shall be requested to forward the Notice to such beneficial owners of those units.  NTS shall use reasonable efforts to give notice to such beneficial owners by making additional copies of the Notice available to any record holder who, prior to the Settlement Hearing, requests the same for distribution to beneficial owners.

6.  The form and method of the Notice herein is the best notice practicable and constitutes due and sufficient notice of the Final Settlement Hearing to all persons entitled to receive such a Notice.  Counsel for NTS, at least ten (10) business days prior to the Final Settlement Hearing described herein, shall file with the Court an appropriate affidavit with respect to the preparation, mailing and publication of the Notice.

7.  All proceedings in the Action, other than continuing discovery as set forth in the Stipulation and such proceedings as may be necessary to carry out the terms and conditions of the Settlement, are hereby stayed and suspended until further order of the Court.  Pending final determination of whether the Settlement should be approved, Plaintiffs, and all members of the Class, are barred and enjoined from commencing or prosecuting any action asserting either directly, representatively, derivatively, or in any other capacity, any Released Claims as defined in the Stipulation.

8.  Any member of the Class who objects to the Settlement, the Order and Final Judgment to be entered in the Action, and/or Plaintiffs’ Counsels’ application for attorneys’ fees, or who otherwise wishes to be heard, may appear in person or by such member’s attorney at the Final Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than ten (10) business days prior to the Final Settlement Hearing such person files with the Court and serves upon counsel listed below:  (a) a written notice of intention to appear; (b) a statement of such person’s objections to any matters before the Court; and (c) the grounds for such objections and the reasons that such person desires to appear and be heard, documentation evidencing membership in the class as well as all documents or writings such person desires the Court to consider.  Such filings shall be filed with the Clerk of the Jefferson Circuit Court and served upon the following counsel:

Ethan D. Wohl Sara J. Wigmore Wohl & Fruchter LLP 570 Lexington Avenue 16th Floor New York, NY 10022 Co-Lead Counsel for Plaintiffs
Cezar M. Froelich
James D. Wilson
Brett Nolan
Taft Stettinius & Hollister LLP
111 East Wacker Drive
Suite 2800
Chicago, IL 60601
Counsel for NTS Realty Holdings Limited Partnership and NTS Realty Capital, Inc.

Shane Rowley Justin Sherman Levi & Korsinsky, LLP 30 Broad Street 24th Floor New York, NY 10004 Co-Lead Counsel for Plaintiffs
Stephen H. Miller
Jeffrey G. Stovall
Fore, Miller & Schwartz
Suite 700 North, First Trust Centre
200 South Fifth Street
Louisville, KY 40202
Counsel for J. D. Nichols, Brian Lavin and NTS Merger Parent, LLC

J. Gregory Joyner Tyler F. Stebbins Naber Joyner & Associates 462 South Fourth Avenue Suite 1730 Louisville, KY 40202 Liaison Counsel for Plaintiffs	Charles J. Cronan, IV Clark C. Johnson Amber D. Nicely Stites & Harbinson, PLLC 400 West Market Street Suite 1800 Louisville, KY 40202 Counsel for Mark Anderson, John Daly, Sr. and John Lenihan

Margaret E. Keane
Eric L. Ison
Jared A. Cox
Bingham, Greenebaum Doll, LLP
3500 National City Tower
101 South Fifth Street
Louisville, KY 40202
Liaison Counsel For Defendants NTS Realty Holdings Limited Partnership and NTS Realty Capital, Inc.

9.  Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon, the adequacy of the representation of the Class by Plaintiffs’ Counsel, any award of attorneys’ fees, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as described in Paragraph 8.  Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objections in this or any other action or proceeding.

10.  If the Settlement, including any amendment made in accordance with the Stipulation, is not approved by the Court or shall not become effective for any reason whatsoever, the Settlement (including any modification thereof made with the consent of the Parties as provided for in the Stipulation), and preliminary Class certification herein and any actions taken or to be taken in connection therewith (including this Order and any judgment entered herein) shall be terminated and shall become void and of no further force or effect, except for the obligation of NTS or its successor entity to pay for any expenses incurred in connection with the Notice and administration provided for by this Preliminary Approval Order.  In that event, neither the Stipulation, nor any provision contained in the Stipulation, nor any action undertaken pursuant thereto, nor the negotiation thereof by any party shall be deemed an admission or received as evidence in this or any other action or proceeding.

/s/ Charles L. Cunningham, Jr.
Charles L. Cunningham, Jr. Circuit Judge

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